                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               SEPTEMBER 16, 2002

                           MONARCH DENTAL CORPORATION
                           --------------------------
               (Exact name of registrant as specified in charter)


         Delaware                               0-22835                             51-0363560
-------------------------------------------------------------------------------------------------------
(State or other jurisdiction            (Commission file number)                  (IRS employer
     of incorporation)                                                         identification no.)


   Tollway Plaza II, 15950 North Dallas Parkway, Suite #825, Dallas, TX 75248
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (972) 361-8420







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         ITEM 5. OTHER EVENTS

         On September 16, 2002 the Board of Directors of Monarch Dental Corporation (the "Company") adopted a shareholder rights plan, as set forth in the Shareholder Rights Agreement, dated September 16, 2002, between the Company and Mellon Investor Services LLC as Rights Agent (the "Rights Agreement"). The Rights Agreement is included as an exhibit hereto and is incorporated herein by reference. The Company's press release announcing the adoption of the Rights Plan also is included as an exhibit hereto and is incorporated herein by reference.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 3.1 -     Certificate of Designations, Preferences and Rights
                           of a Series of Preferred Stock of Monarch Dental
                           Corporation classifying and designating the Series A
                           Junior Participating Cumulative Preferred Stock, filed as an Exhibit to the Company's registration statement on Form 8-A on September 17, 2002 and incorporated herein by reference.

         Exhibit 4.1 -     Shareholder Rights Agreement, dated as of September
                           16, 2002 between Monarch Dental Corporation and
                           Mellon Investor Services LLC, as Rights Agent, filed as an Exhibit to the Company's registration statement on Form 8-A on September 17, 2002 and incorporated herein by reference.

         Exhibit 99.1 -    Press Release issued by Monarch Dental Corporation,
                           dated September 16, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MONARCH DENTAL CORPORATION



Date:  September 16, 2002                   By: /s/ W. Barger Tygart
                                                -------------------------------

                                                 Name:  W. Barger Tygart
                                                 Title: Chief Executive Officer

                                  EXHIBIT INDEX


        EXHIBIT
        NUMBER                                  DESCRIPTION
        -------                                 -----------
         3.1               Certificate of Designations, Preferences and Rights
                           of a Series of Preferred Stock of Monarch Dental
                           Corporation classifying and designating the Series A
                           Junior Participating Cumulative Preferred Stock,
                           filed as an Exhibit to the Company's registration
                           statement on Form 8-A on September 17, 2002 and
                           incorporated herein by reference.

         4.1               Shareholder Rights Agreement, dated as of September
                           16, 2002, between Monarch Dental Corporation and
                           Mellon Investor Services LLC, as Rights Agent, filed as an Exhibit to the Company's registration statement on Form 8-A on September 17, 2002 and incorporated herein by reference.

         99.1 Press Release issued by Monarch Dental Corporation, dated September 16, 2002.